Certain Transactions	12 Months Ended
Dec. 31, 2025
Certain Transactions [Abstract]
Certain Transactions
Note 2. Certain Transactions
MakerBot and Ultimaker transaction ("Ultimaker")
On August 31, 2022, Stratasys completed the merger of MakerBot (previously, a wholly-owned subsidiary) with Ultimaker, which together formed a new entity under the name Ultimaker.
The Company accounts for its investment in the combined company Ultimaker according to the equity method in accordance with ASC Topic 323, as it has retained the ability to exercise significant influence but does not control the new entity. The Company recognized an equity method investment in a total amount of $105.6 million comprised of the assumed fair value of the MakerBot shares and additional amount invested in cash by the Company, representing a share of 46.5% in the new entity.
On March 22, 2024, Ultimaker's shareholders agreed to provide it with additional funding of $8.0 million in cash, out of which $4.5 million was funded by the Company.
During the last three years, Ultimaker continued to encounter difficulties in its business as a result of tighter competition and global market conditions resulting in revenue decline compared with prior expectations. In addition, the management concluded that the decline in Ultimaker's revenues is expected to continue in 2026. The Company considered such events as indicators of potential impairment and accordingly performed an impairment analysis for the investment in Ultimaker. Based on valuations performed, the fair value of the investment was estimated below its carrying amount in each year and such reduction in fair value was determined to be other than temporary.
The Company recorded an impairment charge in an amount of $33.9 million, $30.1 million and $13.9 million for the twelve-months periods ended December 31, 2025, 2024, and 2023, respectively. These amounts were recorded in share in losses of associated companies in the Consolidated Statements of Operations and Comprehensive Loss.
As of December 31, 2025 and December 31, 2024 the Company's equity investment in Ultimaker was valued at $0 million and $39.1 million, respectively, which represents the Company's investment in Ultimaker, net of the Company's share in Ultimaker's net losses, including impairments in the carrying value of the investment. The Company's share in losses of Ultimaker and the impairments in the carrying value for the twelve-months periods ended December 31, 2025 and 2024 were approximately $39.1 million and $33.2 million, respectively.
Covestro acquisition
On April 3, 2023 (the “Covestro transaction date”), the Company completed the acquisition of the additive manufacturing materials business of Covestro AG. Covestro’s additive manufacturing business is expected to give the Company the ability to accelerate innovative developments in 3D printing materials and to thereby further grow adoption of its newest technologies. Also, the Company acquired an IP portfolio comprised of hundreds of patents and pending patents, including all of the SOMOS™ portfolio.
The Covestro transaction is reflected in accordance with ASC Topic 805, “Business Combination”. The assets acquisition transaction meets the definition of a business and was accounted for as a “Business Combination” transaction, using the acquisition method of accounting, with the Company as the acquirer. The following table summarizes the fair value of the consideration transferred to Covestro AG for the Covestro transaction:

U.S. $ in thousands
Cash payments	$53,815
Issuance of ordinary shares to Covestro stockholders	5,202
Contingent consideration at estimated fair value	659
Other liability	868
Total consideration	$60,544
The fair value of the ordinary shares issued was determined based on the closing market price of the Company's ordinary shares on the Covestro transaction date.
In accordance with ASC Topic 805, the estimated contingent consideration as of the Covestro transaction date was included in the purchase price. The total contingent payments could have amounted to a maximum aggregate amount of up to €37 million. The estimated fair value of the contingent consideration was based on management’s assessment of whether, and at what level, the financial metrics will be achieved, and the present value factors associated with the timing of the payments. This fair value measurement was based on significant unobservable inputs in the market and thus represents a Level 3 measurement within the fair value hierarchy. Changes in the fair value of contingent consideration were recorded in Selling, general and administrative expenses. Refer to Note 5. During 2025, the Company settled the entire obligation through the issuance of 44 thousands ordinary shares with a total deemed value of $0.5 million.
The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the Covestro transaction date. The estimated fair values were based on the information that was available as of April 3, 2023. The allocation of the purchase price to assets acquired and liabilities assumed is as follows:

Allocation of Purchase Price
(U.S. $ in thousands)
Inventory	$10,342
Fixed assets	7,064
Intangible assets	21,929
Other liabilities	(605)
Total identifiable net assets	38,730
Goodwill	21,814
Total consideration	$60,544
The allocation of the PPA to net assets acquired and liabilities assumed resulted in the recognition of intangible assets related to developed technology, customer relationship, and trade name. These intangible assets have a useful life of 7 to 10 years. The fair value estimate of the customer relationship was determined using a variation of the income approach known as the “Multi-Period Excess Earnings Approach”. This valuation technique estimates the fair value of an asset based on market participants’ expectations of the cash flows the asset would generate over its remaining useful life. The net cash flows were discounted to present value. The fair value estimate of the developed technology and trade name, were estimated using the "Relief from royalty" method. This valuation technique estimates the fair value of the asset based on the hypothetical royalty payment that a licensee would be required to pay in exchange for use of the asset. Goodwill was recorded as the residual amount by which the purchase price exceeded the provisional fair value of the net assets acquired and is expected to be fully deductible for tax purposes. Goodwill consists primarily of expected synergies of combining operations, the acquired workforce, and growth opportunities, none of which qualify as separately identifiable intangible assets.
Pro forma information giving effect to the acquisition has not been provided, as the results would not be material.
During 2025 and 2024, the Company completed several transactions, including acquisitions of Forward AM and certain assets of Nexa3D Inc., for total consideration of $12.6 million and $0.3 million, respectively.
Other long-term investments
In addition to the investment in Ultimaker, other investments included under long-term investments consist of investments in non-marketable equity securities and convertible notes of several companies without readily determinable fair value in which the Company does not have a controlling interest or significant influence. One entity from this group became public during the first quarter of 2021 and accordingly the investment is now treated as a marketable equity investment. During 2025 and 2024, the Company invested a total of $22.9 million and $13.8 million in non-marketable equity securities and convertible notes of several companies, respectively. As of December 31, 2025 and 2024, the total amount invested by the Company in other long-term investments was $61.8 million and $41.1 million, respectively.